3613958v3
                   SECURITIES AND EXCHANGE COMMISSION

                          Washington, DC 20549


                                FORM 8-K

                             CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                     Date of Report: March 31, 2004



                      THE PHOENIX GROUP CORPORATION
         (Exact name of registrant as specified in its charter)


     Delaware            000-20354               23-2596710


  (State or other   (Commission File No.)      (IRS Employer
  jurisdiction of                              Identification
  incorporation)                                  Number)


    801 E. Campbell Rd., Suite 450, Richardson, Texas  75081
     (Address of principal executive offices and zip code)


Registrant's telephone number, including area code: 214-382-3630


                        Not Applicable.
 (Former name or former address, if changed since last report)





Item 4.  Changes In Registrant's Certifying Accountant

     (a)  Previous Independent Accountants.

         (i)  On January 20, 2004, Smith, Jackson, Boyer & Bovard, P. L.
L. C. resigned as The Phoenix Group Corporation's (the "Registrant") independent accountants.

        (ii) The audits of the financial statements of the Registrant for the fiscal years ended December 31, 2001 and December 31, 2000 have not been completed.

       (iii)      During the Registrant's fiscal years ended December
31, 2000 and December 31, 2001 and any subsequent interim period preceding the resignation, there were no disagreements with Smith, Jackson, Boyer & Bovard, P. L. L. C. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Smith, Jackson, Boyer & Bovard, P. L. L. C., would have caused Smith, Jackson, Boyer & Bovard, P. L. L. C. to make reference to the subject matter of the disagreement(s) in connection with its reports.

        (iv) During the periods listed in item (iii) above, there have been no "reportable events" (as defined in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

      (v)  A copy of the letter from Smith, Jackson, Boyer & Bovard, P.L.L.
C. is attached hereto as an exhibit. A copy of the letter has been sent to the Office of the Chief Accountant of the Securities and Exchange Commission.

     (vi) The firm of Turner, Stone & Company, LLP has agreed to become the independent accounts for the Registrant as of March 29, 2004. The address of the firm is 12700 Park Central Drive, Suite 1400, Dallas, Texas 75251.



                               SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                         THE PHOENIX GROUP CORPORATION




Dated: March 31, 2004

                         /s/__________________
                         Ronald E. Lusk
                         Chairman  of the Board, President
                         and Chief Executive Officer

                                                  EXHIBIT 16


  [Smith, Jackson, Boyer & Bovard, P. L. L. C. letterhead]







March 31, 2004

U.S. Securities and Exchange Commission
Washington, D.C. 20549

Gentlemen:

We have read the Form 8-K, dated March 29, 2004, to be filed with the Securities and Exchange Commission (the
"Commission") by The Phoenix Group Corporation regarding its change of independent auditors. We concur with the representations contained therein without exception.

/s/ Smith, Jackson, Boyer & Bovard, P. L. L. C.

Smith, Jackson, Boyer & Bovard, P. L. L. C.